Exhibit 99.2
     Strategic Merger Investor PresentationAugust 15, 2017

 Forward-Looking Statements  This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements often use words such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “should” “will,” or other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. Such statements include, without limitation, references to Howard Bancorp, Inc.'s (“Howard”) beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intensions and future performance, including our growth strategy and expansion plans, including potential acquisitions. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may be beyond or control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.In addition to factors previously disclosed in Howard’s reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Howard and First Mariner stockholders on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the First Mariner business or fully realizing cost savings and other benefits of the merger; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; customer acceptance of First Mariner products and services; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

 In connection with the proposed merger, Howard will file with the SEC a Registration Statement on Form S-4 that will include an information statement of First Mariner and a proxy statement/prospectus of Howard, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF FIRST MARINER AND HOWARD ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY HOWARD, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.A free copy of the joint proxy and information statement/prospectus, as well as other filings containing information about Howard, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Howard. You will also be able to obtain these documents, when they are filed, free of charge, from Howard at www.howardbank.com under the heading "Investor Relations" and then under "SEC Documents". Copies of the joint proxy and information statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Howard Bancorp, Inc., 6011 University Boulevard, Suite 370, Ellicott City, MD 21043, Attention: George C. Coffman, Telephone: (410) 750-0020 or to First Mariner Bank, 3301 Boston Street, Baltimore, MD 21224, Attention: Robert D. Kunisch, Telephone: (410) 573-9651. Participants in the SolicitationFirst Mariner, Howard, and certain of their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the joint proxy and information statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.  Important Additional information andWhere to find it

 Transaction Overview    Strategic merger of two Baltimore-focused commercial banksCreates the #1 community bank in the Baltimore MSACombined Company has over $2.1B in assets and $1.6B in depositsCombined bank will retain the Howard name and be headquartered in 1st Mariner’s downtown Baltimore City locationOur goal is to create Baltimore’s Best Bank  Note: Does not include purchase accounting adjustments.Financial data as of June 30, 2017.

 Howard’s Proven Track Record    Source: SNL Financial.  3 Year Stock Price Performance  Asset Growth ($M)  ROAA (%)  Earnings ($000s)  19% CAGR  Acquisitions  Recent Capital Offerings  Organic Loan Growth  Y-o-Y Growth : 48.0%

 Transaction Rationale  Provides meaningful scale to be more relevant with clients and communities servedStrengthens commercial focusComplementary cultures / business models allow for continued investment in and focus on most profitable and strategic elements of mortgage operations and core competencies    TBU: Update for most recent financials  TBU: New map that fits onto whle right side  Strategic Rationale  Significantly enhances profitability metricsLow 20% EPS accretion in 2018 increasing to high 30% accretion thereafter(1)Approximately 10% initial TBV dilution earned back in 3 years(2)  Attractive Financial Returns  In-market transactionKey management to remain with the combined bankExtensive due diligence completed; substantial familiarity with customer base; substantial customer familiarity with both teamsSubstantial branch overlap with identified cost saves with minimal customer disruption  Low-Risk Profile  (1) Based on 2018 consensus estimates of $1.03 per share.(2) Earnback based on crossover method..

1ST MARINER BANK HISTORY AND OVERVIEW

Financial Highlights

Total Assets ($M)	$975
Deposits ($M)	771
Total Loans ($M)	707
Loans / Deposits	91.7 %
% Core Deposits	94.8
Net Interest Margin	3.39

Company Overview

- Originally chartered in 1920 to serve the greater Baltimore market
- Went through series of mergers in the mid 1990's
- Exposed to asset quality issues during the financial crisis
- Purchased through bankruptcy in 2014 by a group of local and institutional investors led by Jack Steil and Rob Kunisch
- Over $100 million of capital raised

Highly Regarded Executive Management Team With Local Roots

Jack Steil
Chairman of the Board

- Iconic figure in local market with over 40 years of banking experience
- Joined Mercantile's auditing department in 1970 and rose to be named Chief Credit Officer, Chairman of Credit Policy and was named to the Board
- Mr. Steil also held executive positions at Susquehanna Bank and Wilmington Trust

Robert Kunisch
President & CEO

- Over 27 years banking experience in MD
- Majority of career with Mercantile and its acquirer, PNC.



1st Mariner Bank (14)

Source: SNL Financial.
Note: Financial data as of or for three months ended June 30, 2017.
(1) Excludes mortgage settlement costs.

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  1st Mariner Transformation    Source: SNL Financial.Note: Financial data as of or for three months ended June 30, 2017.(1) Fourth quarter of 2013.  Loan Portfolio Composition  Deposit Portfolio Composition  $621M  $707M  Reg. CRE / TRBC  433%  244%  Originated vs. Acquired Loans  Q2 2017  2014 Pre-Capitalization(1)  Q2 2017  Balance  2017Q2  2014 Pre-Capitalization(1)  NIB Balances:  $91M   54.6%  Core Funding:  Time Deposits:  $420M  NIB Balances:  $172M   71.8%  Core Funding:  Time Deposits:  $217M

1ST MARINER TRANSFORMATION

Net Int. Income & Revenue ($M)



NII CAGR: 18.0%
Rev. CAGR: 14.7%
$100
$80
$60
$40
$20
$0
$15.9
$53.2
$28.3
$86.0
2014
2016
Net Interest Income
Total Revenue

Revenue per FTE ($000s)(1)



$350
$300
$250
$200
$150
$100
$50
$0
$135
$275
$290
$307
2014
2015
2016
2017YTD
# of Full-Time Employees:
395
336
296
273

- Significant investments made to transform the bank into a commercially focused community bank
- Recent profitability has been impacted by legacy costs, mostly related to mortgage, but largely resolved

Source: SNL Financial. All data based on Call Report reported figures.
(1) Revenue represents annualized YTD figure through June 30, 2017.

HOWARD BANCORP

1ST MARINER BANK

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COMBINED LEADERSHIP TEAM

Name	Title	Years Experience	Experience
Mary Ann Scully	Chairman & Chief Executive Officer	37+	Howard Bank, Allfirst, The First National Bank of Maryland; Past President of the Maryland Bankers Association
Robert D. Kunisch, Jr.	President	27+	1st Mariner, Wilmington Trust, PNC, Mercantile
George Coffman	Chief Financial Officer	32+	Howard Bank, Mercantile, Farmers & Mechanics Bank, Sequoia Bank, Citizens Bank of Maryland
James D. Witty	Chief Commercial Banking Officer	29+	Howard Bank, BB&T, Susquehanna Bank, PNC, Mercantile
Robert Altieri	Chief Mortgage Officer	32+	Howard Bank, Carrollton Bank / Carrollton Mortgage Services
Randy Jones	Chief Credit Officer	27+	1st Mariner, PNC, Mercantile
Charles Schwabe	Chief Risk Officer	32+	Howard Bank, Allfirst, The First National Bank of Maryland
Steve Poynot	Chief Administrative Officer	20+	Howard Bank, Mercantile
Jack E. Steil	Director & Senior Advisor	40+	1st Mariner, Wilmington Trust, PNC, Mercantile

HOWARD BANCORP

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1ST MARINER BANK

COMBINED BOARD OF DIRECTORS

Name	Bank	Experience
Mary Ann Scully - Chairman	Howard	Howard Bank, Allfirst, The First National Bank of Maryland
Robert W. Smith Jr. – Lead Independent Director	Howard	DLA Piper
Richard G. Arnold	Howard	John E. Ruth Company
W. Gary Dorsch	1st Mariner	Keyser Capital, Allegiance Capital, Bank of America
James T. Dresher, Jr.	1st Mariner	Skye Asset Management
Howard Feinglass	1st Mariner	Priam Capital
Michael B. High	1st Mariner	Patriot Financial Partners, Harleysville National Corporation
John J. Keenan	Howard	KPMG
Robert D. Kunisch, Jr.	1st Mariner	1st Mariner, PNC, Mercantile
Paul I. Latta	Howard	ERIS Technologies, The Rouse Company
Kenneth C. Lundeen	Howard	Environmental Reclamation Company, C.J. Langenfelder & Son
Thomas P. O'Neill	Howard	Hertzbach & Co, Wolpoff & Co, Patapsco Bancorp
Donna Hill Staton	Howard	DLA Piper, Piper & Marbury, Deputy Attorney General - Maryland
Jack E. Steil	1st Mariner	1st Mariner, Wilmington Trust, PNC, Mercantile

HOWARD BANCORP
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1ST MARINER BANK

 Future results driven by operating leverage  Source: SNL Financial. Note: Deposit data as of June 30, 2016.  Future results driven by operating leverage  Project BBBB  Pro Forma Franchise   Creating the leading Baltimore franchise    2017 – 2022 Projected Population Growth  2017 Projected Average Household Income / Growth  Pro Forma Deposit Market Share Rank  Howard  Anne Arundel  Baltimore County  Harford  Cecil  Maryland State  8th  13th  8th  7th  4th  12th

EXPANDED COMMERCIAL PRESENCE

Commercial Lending vs. Local Peers[1]

Company Name	City	Assets ($000)	Total Loans ($000)	C&I Loans ($000)	Commercial Loans[2] ($000)
Sandy Spring Bank	Olney	7,319,947	5,763,461	574,294	2,048,510
Pro Forma	Baltimore	2,079,331	1,640,782	266,791	457,164
Revere Bank	Laurel	2,043,941	1,697,466	192,655	497,392
Howard Bank	Ellicott City	1,104,119	934,009	174,923	317,015
Old Line Bank	Bowie	2,104,932	1,683,276	154,987	470,705
CFG Community Bank	Baltimore	642,286	550,319	151,835	226,563
1st Mariner Bank	Baltimore	975,212	706,773	91,868	140,149
Shore United Bank	Easton	1,346,948	1,035,391	83,867	258,284
BayBank, FSB	Columbia	645,763	512,489	65,873	143,093
Hamilton Bank	Towson	511,293	353,200	37,146	77,981
Harbor Bank of Maryland	Baltimore	252,829	196,513	34,473	89,072

Pro Forma Loan Composition



Other 4.2%
C&D 7.8%
1-4 Family 24.9%
Home Equity 7.0%
Multifamily 2.6%
CRE - Owner Occ. 12.3%
CRE - Income 23.9%
C&I 17.3%

- Creates the go-to business bank in the greater Baltimore market
- With combined commercial teams, C&I will continue to increase as a percentage of loans over time

HOWARD BANCORP

Source: SNL Financial. Bank level data as of June 30, 2017.
Pro forma for pending acquisitions.
Does not include purchase accounting adjustments.
(1) Local peers include Maryland based banks with a presence in the Baltimore-Columbia-Towson MSA.
(2) Commercial loans include C&I and Owner-Occupied CRE Loans.

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1ST MARINER BANK

   Summary of Transaction Terms    (1) Based on HBMD’s closing stock price of $16.85 as of August 14, 2017.(2) Based on 1st Mariner’s common shares outstanding of 3,725,893, convertible preferred shares outstanding of 1,774,125, 700,000 in-the-money options with weighted average exercise price of $20.54 and 75,000 in-the-money warrants with weighted average exercise price of $20.00 as of June 30, 2017, cashed out at $32.50 per share.(3) Tangible book value as of June 30, 2017, adjusted for conversion of preferred shares and reversal of deferred tax asset valuation allowance.  Acquirer:  Howard Bancorp, Inc. (Nasdaq: HBMD)  Target:  1st Mariner Bank  Price Per Share:(1)  $28.01  Aggregate Transaction Value:(1)(2)  $163.4 million  Consideration Mix:  100% Stock / Options & Warrants cashed out at $32.50  Per Share Stock Consideration:  1.6624 shares of HBMD stock  Valuation Multiples:(3)  Price / Tangible Book Value – 1.16x  Fully Diluted Ownership:  Approximately 52% HBMD / 48% 1st Mariner  Board Seats:  Eight Seats (HBMD) / Six Seats (1st Mariner)  Required Approvals:  Customary regulatory approval; Howard & 1st Mariner shareholders  Expected Closing:  Q4 2017

 Strong Institutional sponsorship  Future results driven by operating leverage  Future results driven by operating leverage  Project BBBB  Pro Forma Franchise  Comprehensive due diligence / Low-Risk Transaction    Long history with management teamsKey members worked together at previous banksCombination of the two management teams increases the probability of a smooth integrationExtensive credit reviewOver 41.6% of the portfolio was reviewed by Howard with the assistance of third parties100% of classified loans and 82% of loans over $1.0 million were reviewedMany customer relationships were already familiar to Howard6 branches identified for consolidationComprehensive review of mortgage operations with emphasis on integration planningNo CRE concentration issues either standalone or pro forma

FINANCIAL IMPACT OF THE TRANSACTION

Assumptions

- Credit mark to gross loans of ($14.5) million
- Net other write-down of ($3.8) million after-tax
- 37% cost savings (85% realized in 2018, 100% realized thereafter)
- $14.1 million after-tax merger expenses
- Net DTA recovery of approximately $45 million, currently subject to a full valuation allowance
- Core deposit of $6.4 million, amortized SYD over 8 years
- Estimated closing Q4 2017

Attractive Returns

- Low 20% EPS accretion in 2018 increasing to high 30% accretion thereafter and after cost saves fully phased in(1)
- Initial tangible book dilution of approximately 10% earned back in approximately 3 years(2)
- IRR in excess of 20%

Pro Forma Capital

- Pro forma capital ratios are expected to remain well in excess of "well capitalized" minimums at close

(1) Based on 2018 consensus estimate of $1.03.
(2) Calculated using the crossover method.

HOWARD BANCORP

15

1ST MARINER BANK

Well Positioned For Significant Upside    TBU: Update for most recent financials  TBU: New map that fits onto whle right side    Source: SNL Financial and Factset Research Systems.Note: HBMD and 1st Mariner financials as of or for the three months ended June 30, 2017; peer figures as of most recent quarter; 1st Mariner TCE includes the preferred stock. Multiples based on HBMD’s closing stock price of $16.85 as of August 14, 2017.(1) Estimated as of December 31, 2017 or projected 2018 based on consensus estimates. Inclusive of purchase accounting and fully phased in transaction adjustments.(2) Pro Forma TBV as of December 31, 2017 per consensus estimates and assuming 10.0% initial dilution from 1st Mariner transaction. (3) 2018 and 2019 EPS for illustrative purposes only. Assumes consensus estimates in 2018 for HBMD and peers. 2019 estimates assume 10.0% EPS growth over 2018 consensus estimates for HBMD and peers. HBMD pro forma EPS assumes 20.0% accretion in 2018 and 37.5% accretion in 2019 from 1st Mariner transaction. (4) Pro Forma Regional Peers include major exchange traded banks / thrifts headquartered in DC, DE, MD and VA with total assets between $1B and $10B; Excludes merger targets.

 Concluding Remarks      Attractive combination of the two best commercial banks in the Baltimore marketCreates the go-to bank in a sizable metro marketCultural similarity and integration of management teams lowers execution riskFinancially compelling for both sets of shareholders